Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of April 10, 2015 (this “Agreement”) is entered into among CBIZ Operations, Inc., an Ohio corporation (the “Borrower”), CBIZ, Inc., a Delaware corporation (the “Company”), the Lenders party hereto and Bank of America, N.A., as Agent and as the Issuing Bank and as Swing Line Bank. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Company, the Lenders and Bank of America, N.A., as Agent and as the Issuing Bank and as Swing Line Bank have entered into that certain Credit Agreement dated as of July 28, 2014 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Company and the other Guarantors have each executed and delivered in favor of the Agent and the Lenders a certain Guaranty pursuant to which the Company and the other Guarantors have guaranteed the Borrower’s obligations under the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Subject to the satisfaction of the conditions set forth in Section 2 hereof, clause (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended to delete the parenthetical at the end of such clause such that, after giving effect to such amendment such clause reads in its entirety as follows:

“(b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body”

2. Condition Precedent. This Agreement shall be effective upon receipt by the Agent of counterparts of this Agreement duly executed by the Borrower, the Company, the other Guarantors and the Majority Lenders.

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Borrower, the Company and each Guarantor thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) The Company and each other Guarantor, (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of each Guarantor’s obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge each Guarantor’s obligations under the Credit Agreement or the Loan Documents.

(c) The Borrower and the Company hereby represent and warrant as follows:

(i) Each of the Borrower and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by the Company and the Borrower and constitutes each of the Borrower’s and the Company’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law.

(iii) No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower or the Company of this Agreement.

(d) Each of the Borrower and the Company represents and warrants to the Lenders that (i) its representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF WHICH WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).

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2

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

CBIZ OPERATIONS, INC., as the Borrower

By:
Name:
Title:

CBIZ, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A., as Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender and as the Issuing Bank

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BMO HARRIS BANK, N.A. , as a Lender

By:
Name:
Title:

GUARANTORS:

CBIZ ACCOUNTING, TAX & ADVISORY OF ATLANTA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF MARYLAND, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF CHICAGO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF COLORADO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF KANSAS CITY, INC.
CBIZ ACCOUNTING, TAX & ADVISORY OF MEMPHIS, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF NEW ENGLAND, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF NEW YORK, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF OHIO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF NORTHERN CALIFORNIA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF ORANGE COUNTY, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF PHOENIX, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF SAN DIEGO, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF FLORIDA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF TOPEKA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF WICHITA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF SOUTHWEST FLORIDA, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF ST. LOUIS, LLC
CBIZ ACCOUNTING, TAX & ADVISORY OF MINNESOTA, LLC

CBIZ ACCOUNTING, TAX & ADVISORY OF UTAH, LLC
CBIZ ACCOUNTING, TAX & ADVISORY, LLC
CBIZ BEATTY SATCHELL, LLC
CBIZ BENEFITS & INSURANCE SERVICES, INC.
CBIZ GIBRALTAR REAL ESTATE SERVICES, LLC
CBIZ RISK & ADVISORY SERVICES LLC
CBIZ INSURANCE SERVICES, INC.
CBIZ KA CONSULTING SERVICES, LLC
CBIZ M & S CONSULTING SERVICES, LLC
CBIZ M.T. DONAHOE & ASSOCIATES, LLC
CBIZ MISSOURI, LLC
CBIZ MMP OF TEXAS, LLC
CBIZ NETWORK SOLUTIONS, LLC
CBIZ NATIONAL TAX OFFICE, LLC
CBIZ RETIREMENT CONSULTING, INC.
CBIZ SOUTHERN CALIFORNIA, LLC
CBIZ LIFE INSURANCE SOLUTIONS, INC.
CBIZ SECURITY & ADVISORY SERVICES, LLC
CBIZ TECHNOLOGIES, LLC
CBIZ VALUATION GROUP, LLC
MHM RETIREMENT PLAN SOLUTIONS, LLC
MULTIPLE BENEFITS SERVICES, LLC

By:
Name:	Jerome P. Grisko, Jr.
Title:	Executive Vice President

ASSOCIATED INSURANCE AGENTS, INC.
CBIZ MHM, LLC
CBIZ NETWORK SOLUTIONS CANADA, INC.
CBIZ WEST, INC.
CBIZ TAX AND ADVISORY OF NEBRASKA INC.
ONECBIZ, INC.
SUMMIT RETIREMENT PLAN SERVICES, INC.

By:
Name:	Jerome P. Grisko, Jr.
Title:	President

CBIZ, INC.

By:
Name:	Jerome P. Grisko, Jr.
Title:	President